UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2010

NATIONAL TAX CREDIT INVESTORS II

(Exact name of Registrant as specified in its charter)

                California            0-20610                 93-1017959

      (State or other jurisdiction (Commission            (I.R.S. Employer

            of incorporation)       (File Number)       Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

National Tax Credit Investors II (the “Registrant”) has a 99% limited partnership interest in Northwestern Partners Limited, a Florida limited partnership (“Northwestern Partners”). On March 11, 2010, Northwestern Partners entered into a Commercial Sale Contract to sell its investment property, Pensacola Affordable (the “Property”), to a third party, Affordable Housing of Pensacola, Inc. (the “Purchaser”).  The purchase price for the Property is $1,000,000.  The Registrant’s written consent is a condition to the closing of the transaction.   The Registrant is currently reviewing the transaction and expects to provide its consent prior to the closing, which is scheduled to occur during the third quarter of 2010. The Registrant had no remaining investment balance in Northwestern Partners at March 31, 2010 and December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL TAX CREDIT INVESTORS II

By:  National Partnership Investments Corp.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: July 13, 2010